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                                                                 Exhibit 10.2

                          REGISTRATION RIGHTS AGREEMENT

            This REGISTRATION RIGHTS AGREEMENT, dated as of July 12, 1999, is made and entered into by QUEBECOR PRINTING INC., a corporation formed under the laws of Canada (the "Company"), APC Associates, L.P., a Delaware limited partnership, GR Associates, L.P., a Delaware limited partnership, WCP Associates, L.P., a Delaware limited partnership, KKR Associates, L.P., a New York limited partnership, and KKR Partners II, L.P., a Delaware limited partnership (collectively, the "Partnerships").

            1. Background. The Company has entered into an Agreement and Plan of Merger, dated as of July 12, 1999, by and among the Company, Printing Acquisition Inc. (the "Sub") and World Color Press, Inc. ("World Color") (the "Merger Agreement"), which contemplates that the Sub will commence a tender offer to purchase for cash up to 23,500,000 of the outstanding shares of common stock of World Color (including such shares held by the Partnerships), at a price of $35.69 in cash per share, followed by a merger of the Sub into World Color, pursuant to which each remaining share of common stock of World Color will be converted into the number of subordinate voting shares of the Company (the "Subordinate Voting Shares") specified in the Merger Agreement. This Agreement shall become effective upon the issuance of the Subordinate Voting Shares to be issued pursuant to the Merger Agreement.

            2. Definitions and Interpretation.

            As used in this Agreement, the following capitalized terms shall have the following respective meanings:

            Commissions - The relevant securities commissions and regulatory authorities of each province of Canada and the SEC.

            Exchange Act - The Securities Exchange Act of 1934, as amended.

            Holder - Subject to Section 8(c) hereof, any party hereto (other than the Company) and any holder of Registrable Securities who agrees in writing to be bound by the provisions of this Agreement.

            Jurisdiction - Any jurisdiction where securities of the same class and series as the Registrable Securities are registered.

            Person - Any individual, partnership, joint venture, corporation, trust, unincorporated organization or government or any department or agency thereof.

            Registrable Securities - Any Subordinate Voting Shares issued pursuant to the Merger Agreement and any Subordinate Voting Shares or other securities which may be issued or distributed in respect thereof by way of stock dividend or stock split or other distribution, recapitalization or reclassification. As to any particular Registrable Securities, once issued such Securities shall cease to be Registrable Securities with respect to the

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      Securities Laws of a particular jurisdiction when (i) a Registration
      Statement with respect to the sale of such Securities shall have become effective under the Securities Laws and such Securities shall have been disposed of in accordance with such Registration Statement, (ii) they shall have been distributed to the public pursuant to Rule 144 (or any successor provision) under the Securities Act, (iii) they shall have been otherwise transferred, new certificates for them not bearing a legend restricting further transfer pursuant to the Securities Laws of the relevant jurisdiction shall have been delivered by the Company and subsequent disposition of them shall not require registration or qualification of them under the Securities Laws of the relevant jurisdiction then in force, (iv) they shall have ceased to be outstanding or (v) the first date on which the aggregate market value of such Registrable Securities is less than $5,000,000.

            Registration Expenses - Any and all expenses incident to performance of or compliance with this Agreement, including, without limitation, (i) all Commissions and Securities Exchanges registration and filing fees,
      (ii) all fees and expenses of complying with securities or blue sky laws (including fees and disbursements of counsel for the underwriters in connection with blue sky qualifications of the Registrable Securities),
      (iii) all printing, messenger and delivery expenses, (iv) all fees and expenses incurred in connection with the listing of the Registrable Securities on any Securities Exchange pursuant to clause (ix) of Section 5, (v) the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any special audits and/or "cold comfort" letters required by or incident to such performance and compliance, (vi) the reasonable fees and disbursements of one counsel selected by the Holders of a majority of the Registrable Securities being registered to represent all Holders of the Registrable Securities being registered in connection with each such registration, and
      (vii) any fees and disbursements of underwriters customarily paid by the issuers or sellers of securities, including liability insurance if the Company so desires or if the underwriters so require, and the reasonable fees and expenses of any special experts retained by the Company in connection with the requested registration, but excluding underwriting discounts and commissions, fees and expenses of counsel for the underwriters (except as otherwise set forth in clause (ii) above) and transfer taxes, if any.

            Registration Statement - Any registration statement or prospectus of the Company or any document prepared in lieu thereof under applicable Securities Laws (including offering memoranda and other offering documents) under which securities of the Company are offered, including amendments and supplements to such documents, including post-effective amendments, and all exhibits and all materials incorporated by reference in such documents.

            Securities Act - The Securities Act of 1933, as amended.

            Securities Exchanges - The securities exchanges on which securities of the same class and series as the Registrable Securities are listed or quoted.

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            Securities Laws - Provincial securities legislation, including rules and policies thereunder, in Canada and the United States federal and state securities laws and regulations and the securities legislation of such other relevant Jurisdictions.

            SEC - The United States Securities and Exchange Commission or any other federal agency at the time administering the Securities Act or the Exchange Act.

            Shelf Rules - The rules and procedures established pursuant to the Securities Laws for the distribution of securities of certain issuers on a continuous or delayed basis, including as currently provided under National Policy No. 44 adopted by the Canadian Securities Administrators.

In this Agreement any reference to the registration of securities, or to a Registration Statement being declared or becoming effective, shall also mean to the extent applicable the obtaining of a final receipt from the Commissions in the relevant Jurisdictions for a prospectus qualifying the distribution of securities.

            3. Shelf Registration.

            (a) Shelf Registration. The Company shall as promptly as practicable file with the Commissions a Registration Statement for an offering to be made on a continuous basis pursuant to the Shelf Rules covering all of the Registrable Securities (the "Shelf Registration Statement"). The Shelf Registration Statement shall permit registration of such Registrable Securities for resale in the United States and Canada by Holders in the manner or manners designated by them (including, without limitation, one or more underwritten offerings). The Company shall not permit any securities other than the Registrable Securities to be included in the Shelf Registration Statement or any Subsequent Shelf Registration Statement. The Shelf Registration Statement may be filed pursuant to the rules established under the Securities Laws governing the Multi-jurisdictional Disclosure System jointly administered by the Commissions, provided, however, that if for any reason a Shelf Registration Statement filed pursuant to the rules established under the Securities Laws governing the Multi-jurisdictional Disclosure System will not permit the sale of the Registrable Securities in the United States, the Company shall be required to file with the SEC a Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415 covering all of the Registrable Securities.

            The Company shall use all reasonable efforts to cause the initial Shelf Registration Statement to be declared effective by the relevant Commissions under the Securities Laws by the 30th day after the consummation of the merger contemplated by the Merger Agreement and to keep the Shelf Registration Statement continuously effective under the Securities Act until the first anniversary of its effective date, subject to extension pursuant to clause
(d) of this Section 3 or the last paragraph of Section 5 hereof (the "Effectiveness Period"), or such shorter period ending when (i) all Registrable Securities covered by the Shelf Registration Statement have been sold in the manner set forth and as contemplated in the initial Shelf Registration Statement or (ii) a Subsequent Shelf Registration Statement covering all of the Registrable Securities has been declared effective under the Securities Laws.

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            (b) Subsequent Shelf Registrations. If the initial Shelf
Registration Statement or any Subsequent Shelf Registration Statement ceases to be effective for any reason at any time during the Effectiveness Period (other than because of the sale of all of the securities registered thereunder), the Company shall use all reasonable efforts to obtain the prompt withdrawal of any order suspending the effectiveness thereof, and in any event shall within 7 days of such cessation of effectiveness amend the Shelf Registration Statement in a manner to obtain the withdrawal of the order suspending the effectiveness thereof, or file an additional "shelf" Registration Statement pursuant to the Shelf Rules covering all of the Registrable Securities (a "Subsequent Shelf Registration Statement") to permit registration of the Registrable Securities for resale in the United States and Canada. If a Subsequent Shelf Registration Statement is filed, the Company shall use its best efforts to cause the Subsequent Shelf Registration to be declared effective under the relevant Securities Laws as soon as practicable after such filing and to keep such Registration Statement continuously effective for a period equal to the number of days in the Effectiveness Period less the aggregate number of days during which the Shelf Registration Statement or any Subsequent Shelf Registration Statement was previously continuously effective. As used herein the term "Shelf Registration Statement" means the Shelf Registration Statement and any Subsequent Shelf Registration Statement.

            (c) Supplements and Amendments. The Company shall promptly supplement and amend the Shelf Registration Statement if required by the rules, regulations or instructions applicable to the registration form used for such Shelf Registration Statement, if required by the Securities Laws, or if reasonably requested by the Holders of a majority of the Registrable Securities then outstanding or by any underwriter of such Registrable Securities.

            (d) Suspension of Sales. At any time while the Shelf Registration Statement is effective and a prospectus relating thereto is required to be delivered under the Securities Laws within the Effectiveness Period, that the Company becomes aware that the Shelf Registration Statement or any prospectus included therein, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, to the extent that the amendment or supplement to such Shelf Registration Statement or prospectus necessary to correct such untrue statement of a material fact or omission to state a material fact would require disclosure of material information which the Company has a bona fide business purpose for preserving as confidential and the Company provides the Holders written notice thereof promptly after the Company makes such determination, the Holders shall suspend sales of Registrable Securities pursuant to the Shelf Registration Statement and the Company shall not be required to comply with its obligations under Section 5 (vii) until the earlier of (A) the date upon which such material information is disclosed to the public or ceases to be material or
(B) 90 days after the Holders' receipt of such written notice. If the Holders' disposition of Registrable Securities is discontinued pursuant to the foregoing sentence, the Effectiveness Period shall be extended by the number of days during the period from and including the date of the giving of such notice and including the date when each seller of Registrable Securities covered by the Shelf Registration Statement shall have received copies of the supplemented or amended prospectus contemplated by clause (vii) of Section 5.

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            (e) Expenses. The Company will pay all Registration Expenses in connection with the registration of Registrable Securities pursuant to this
Section 3.

            (f) Selection of Underwriters. In connection with any underwritten offering of Registrable Securities pursuant to the Shelf Registration Statement, the Holders of a majority of the Registrable Securities to be registered thereunder shall have the right to select the investment banker or bankers and managers to administer the offering; provided, however, that such investment banker or bankers and managers shall be reasonably satisfactory to the Company.

            (g) POP System. The Company represents and warrants that it is eligible to use the prompt offering qualification system for the distribution of its Subordinate Voting Shares in the provinces of Ontario and Quebec by means of a short form prospectus as contemplated by National Policy No. 47 adopted by the Canadian Securities Administrators, and covenants to use its best efforts to maintain such eligibility during the term of this Agreement.

            4. Incidental Registrations.

            (a) Right to Include Registrable Securities. At any time in which the Shelf Registration Statement is not yet or has ceased to be effective if the Company proposes to register its Subordinate Voting Shares under the Securities Laws (other than a registration on Form F-4 or F-8, or any successor or other forms promulgated for similar purposes), whether or not for sale for its own account, pursuant to a registration statement on which it is permissible to register Registrable Securities for sale to the public under the Securities Laws, it will each such time give prompt written notice to all Holders of Registrable Securities of its intention to do so and of such Holders' rights under this Section 4. Upon the written request of any such Holder made within 15 days after the receipt of any such notice (which request shall specify the Registrable Securities intended to be disposed of by such Holder), the Company will use its reasonable efforts to effect the registration under the Securities Laws of all Registrable Securities which the Company has been so requested to register by the Holders thereof; provided that (i) if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company (or any stockholder of the Company in the case of a demand registration by such stockholder) shall determine for any reason not to proceed with the proposed registration of the securities to be sold by it, the Company may, at its election, give written notice of such determination to each Holder of Registrable Securities and, thereupon, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith), and (ii) if such registration involves an underwritten offering, all Holders of Registrable Securities requesting to be included in the registration must sell their Registrable Securities to the underwriters selected by the Company (or by any stockholders other than the Holders entitled to select the underwriters) on the same terms and conditions as apply to the other sellers included in such registration, with such differences, including any with respect to indemnification and liability insurance, as may be customary or appropriate in combined primary and secondary offerings. If a registration requested pursuant to this Section 4(a) involves an underwritten public offering, any Holder of Registrable Securities requesting to be included in such registration may elect, in writing

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prior to the effective date of the registration statement filed in connection with such registration, not to register such securities in connection with such registration.

            (b) Expenses. The Company will pay all Registration Expenses in connection with each registration of Registrable Securities requested pursuant to this Section 4.

            (c) Priority in Incidental Registrations. If a registration pursuant to this Section 4 involves an underwritten offering and the managing underwriter advises the Company in writing that, in its opinion, the number of securities requested to be included in such registration exceeds the number which can be sold in such offering, so as to be likely to have an adverse effect on the successful marketing of such offering (including the price at which such securities can be sold), then the Company will include in such registration (i) first, 100% of the securities the Company proposes to sell, (ii) second, up to 100% of the securities requested to be registered by any stockholder exercising a demand registration right and (iii) third, to the extent of the number of Registrable Securities (and Subordinate Voting Shares held by other Persons with similar registration rights) requested to be included in such registration which, in the opinion of such managing underwriter, can be sold without having the adverse effect referred to above, the number of Registrable Securities (and such Subordinate Voting Shares) which the Holders (and such other Persons) have requested to be included in such registration, such amount to be allocated pro rata among all requesting Holders (and such other Persons) on the basis of the relative number of shares of Registrable Securities then held by each such Holder (or Subordinate Voting Shares then held by such other Person) (provided that any shares thereby allocated to any such Holder (or such other Person) that exceed such Holder's (or such other Person's) request will be reallocated among the remaining requesting Holders (and such other Persons) in like manner).

            5. Registration Procedures. If and whenever the Company is required to use its reasonable efforts to effect or cause the registration of any Registrable Securities under the Securities Laws as provided in this Agreement or, as applicable, the Holders sell or seek to sell Registrable Securities under the Shelf Registration Statement as provided in Section 3 of this Agreement, the Company will, as expeditiously as possible:

            (i) prepare and file with the Commissions a Registration Statement with respect to such Registrable Securities and use its reasonable efforts to cause such Registration Statement to become effective; provided, the Company may discontinue any registration of its securities which is being effected pursuant to Section 4 at any time prior to the effective date of the registration statement relating thereto;

            (ii) prepare and file with the Commissions such amendments and supplements to such Registration Statement and any prospectus used in connection therewith as may be necessary to keep such Registration Statement effective for the Effectiveness Period in the case of the Shelf Registration Statement or for a period not in excess of 60 days (or such shorter period during which the distribution of securities thereunder continues) in the case of Registration Statements filed pursuant to
      Section 4 of this Agreement, cause the related prospectus to be supplemented by any prospectus supplement required by applicable law, and as so supplemented to be filed pursuant to the Securities Laws and to comply with the

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      provisions of the Securities Laws with respect to the disposition of all securities covered by such Registration Statement during such period in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such Registration Statement (so long as such intended methods of disposition are commercially reasonable); provided, that before filing a Registration Statement or prospectus, or any amendments or supplements thereto, or any prospectus supplement, the Company will furnish to one counsel selected by the Holders of a majority of the Registrable Securities covered by such Registration Statement to represent all Holders of Registrable Securities covered by such Registration Statement, copies of all documents proposed to be filed, which documents will be subject to the review of such counsel;

            (iii) furnish to each seller of such Registrable Securities such number of copies of such Registration Statement and of each amendment and supplement thereto (in each case including all exhibits and documents incorporated by reference), such number of copies of the prospectus included in such Registration Statement (including each preliminary prospectus) and of each amendment and supplement thereto, in conformity with the requirements of the Securities Laws, and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities by such seller;

            (iv) if requested by the managing underwriter or underwriters (if any) or the Holders of a majority in aggregate principal amount of the Registrable Securities being sold in connection with an underwritten offering, (a) promptly incorporate in a prospectus supplement or post-effective amendment such information as the managing underwriter or underwriters (if any), their counsel, such Holders or Holders' Counsel determine is reasonably necessary to be included therein, (b) make all required filings of such prospectus supplement or such post-effective amendment as soon as practicable after the Company has received notification of the matters to be incorporated in such prospectus supplement or post-effective amendment, and (c) supplement or make amendments to such registration statement.

            (v) use its reasonable efforts to register or qualify such Registrable Securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as each seller shall reasonably request, and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction where, but for the requirements of this clause (v), it would not be obligated to be so qualified, to subject itself to taxation in any such jurisdiction, or to consent to general service of process in any such jurisdiction;

            (vi) use its reasonable efforts to cause such Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof to consummate the disposition of such Registrable Securities;

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            (vii) notify each seller of any such Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Laws within the appropriate period mentioned in clause (ii) of this Section 5, of the Company's becoming aware that the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and at the request of any such seller, prepare and furnish to such seller a reasonable number of copies of an amended or supplemental prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

            (viii) otherwise use its reasonable efforts to comply with all applicable rules and regulations of the Commissions, and make available to its security holders, as soon as reasonably practicable (but not more than eighteen months) after the effective date of the registration statement, an earnings statement which shall satisfy the provisions of Section 11(a) of the Securities Act and the rules and regulations promulgated thereunder;

            (ix) use its reasonable efforts to list such Registrable Securities on any Securities Exchange on which the Subordinate Voting Shares are then listed, if such Registrable Securities are not already so listed and if such listing is then permitted under the rules of such exchange, and to provide a transfer agent and registrar for such Registrable Securities covered by such registration statement not later than the effective date of such Registration Statement;

            (x) enter into such customary agreements (including an underwriting agreement in customary form) and take such other actions as sellers of a majority of shares of such Registrable Securities or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities;

            (xi) use its reasonable efforts to obtain a "cold comfort" letter or letter from the Company's independent public accountants in customary form and covering matters of the type customarily covered by "cold comfort" letters as the seller or sellers of a majority of shares of such Registrable Securities shall reasonably request (provided that Registrable Securities constitute at least 25% of the securities covered by such Registration Statement);

            (xii) make available for inspection by representatives of the sellers of such Registrable Securities covered by such registration statement, by any underwriter participating in any disposition to be effected pursuant to such registration statement and by any attorney, accountant or other agent retained by such sellers or any such underwriter, all pertinent financial and other records, pertinent corporate documents and properties of the Company, and cause all of the Company's officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or

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      agent in connection with such registration statement (subject to each party referred to in this clause (xii) entering into customary confidentiality agreements in a form reasonably acceptable to the Company); and

            (xiii) use its reasonable efforts (taking into account the interests of the Company) to make available the senior executive officers of the Company to participate in customary "road show" presentations that may be reasonably requested by the Holders and the managing underwriter in any underwritten offering; provided that the participation of such senior executive officers shall not interfere with the conduct of their duties to the Company.

            The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish the Company with such information regarding such seller and pertinent to the disclosure requirements relating to the registration and the distribution of such securities as the Company may from time to time reasonably request in writing.

            Each Holder of Registrable Securities agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in clause (vii) of this Section 5, such Holder will forthwith discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such Holder's receipt of the copies of the supplemented or amended prospectus contemplated by clause (vii) of this
Section 5, and, if so directed by the Company, such Holder will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Holder's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice. In the event the Company shall give any such notice, the periods mentioned in clause (ii) of this
Section 5 shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to clause (vii) of this
Section 5 and including the date when each seller of Registrable Securities covered by such registration statement shall have received the copies of the supplemented or amended prospectus contemplated by clause (vii) of this Section 5.

            6. Indemnification.

            (a) Indemnification by the Company. In the event of any registration of any securities of the Company under the Securities Act pursuant to Section 3 or 4, the Company will, and it hereby does, indemnify and hold harmless, to the extent permitted by law, the seller of any Registrable Securities covered by such registration statement, each affiliate of such seller and their respective directors and officers or general and limited partners (and the directors, officers, affiliates and controlling Persons thereof), each other Person who participates as an underwriter in the offering or sale of such securities and each other Person, if any, who controls such seller or any such underwriter within the meaning of the Securities Act (collectively, the "Indemnified Parties"), against any and all losses, claims, damages or liabilities, joint or several, and expenses to which such seller, any such director or officer or general or limited partner or affiliate or any such underwriter or controlling Person may become subject under the Securities Laws, common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof, whether or not such Indemnified Party is a party thereto) arise out of or are based upon (a) any untrue statement or alleged untrue statement of any material fact contained in any registration

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statement under which such securities were registered under the Securities Laws, any preliminary, final or summary prospectus contained therein, or any amendment or supplement thereto, or (b) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and the Company will reimburse such Indemnified Party for any legal or any other expenses reasonably incurred by it in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided, that the Company shall not be liable to any Indemnified Party in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement or amendment or supplement thereto or in any such preliminary, final or summary prospectus in reliance upon and in conformity with written information with respect to such seller furnished to the Company by such seller for use in the preparation thereof; and provided, further, that the Company will not be liable to any Indemnified Party (including any person controlling such Indemnified Party), who is obligated to deliver a prospectus in transactions in a security as to which a Registration Statement has been filed pursuant to the Securities Laws, under the indemnity agreement in this Section 6(a) with respect to any preliminary prospectus or the final prospectus or the final prospectus as amended or supplemented, as the case may be, to the extent that any such loss, claim, damage or liability of such Indemnified Party results from the fact that such Registrable Securities were sold to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the final prospectus (including any documents incorporated by reference therein) or of the final prospectus as then amended or supplemented (including any documents incorporated by reference therein), whichever is most recent, if the Company has previously furnished copies thereof to such Indemnified Party. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such seller or any Indemnified Party and shall survive the transfer of such securities by such seller.

            (b) Indemnification by the Sellers. In the event of any registration of any securities of the Company under the Securities Act pursuant to Section 3 or 4, each prospective seller of Registrable Securities and any underwriter shall indemnify and hold harmless (in the same manner and to the same extent as set forth in subdivision (a) of this Section 6) the Company and all other prospective sellers and any underwriter, as the case may be, with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary, final or summary prospectus contained therein, or any amendment or supplement, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information with respect to such seller or underwriter furnished to the Company by such seller or underwriter for use in the preparation of such registration statement, preliminary, final or summary prospectus or amendment or supplement, or a document incorporated by reference into any of the foregoing. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any of the prospective sellers, or any of their respective affiliates, directors, officers or controlling Persons and shall survive the transfer of such securities by such seller.

            (c) Notices of Claims, Etc. Promptly after receipt by an indemnified party hereunder of written notice of the commencement of any action or proceeding with respect to which a claim

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for indemnification may be made pursuant to this Section 6, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action; provided, that the failure of the indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding subdivisions of this Section 6, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, the indemnifying party will be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim (in which event such indemnified party and any other indemnified party to which such conflict of interest applies shall be reimbursed for the reasonable expenses incurred in connection with retaining one separate legal counsel for all such indemnified parties in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances). No indemnifying party will, without the prior written consent of the indemnified party (which consent shall not be unreasonably withheld), consent to entry of any judgment or enter into any settlement in respect of any such indemnifiable claim, unless any such judgment or settlement includes as an unconditional term thereof, the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

            (d) Other Indemnification. Indemnification similar to that specified in the preceding subdivisions of this Section 6 (with appropriate modifications) shall be given by the Company and each seller of Registrable Securities with respect to any required registration or other qualification of securities under any federal, provincial or state law or regulation or governmental authority other than the Securities Act.

            (e) Non-Exclusivity. The obligations of the parties under this
Section 6 shall be in addition to any liability which any party may otherwise have to any other party.

            7. Rule 144. The Company covenants that it will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder (or, if the Company is not required to file such reports, it will, upon the request of any Holder of Registrable Securities, make publicly available such information), and it will take such further action as any Holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such Holder to sell shares of Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (ii) any similar rule or regulation hereafter adopted by the SEC. Upon the request of any Holder of Registrable Securities, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements. Notwithstanding anything contained in this Section 7, the

Company may deregister under Section 12 of the Exchange Act if it then is permitted to do so pursuant to the Exchange Act and the rules and regulations thereunder.

            8. Miscellaneous.

            (a) Holdback Agreement. If any registration described in Section 3 or 4 hereof shall be in connection with an underwritten public offering, each Holder of Registrable Securities agrees (whether or not such Holder participates in such registration) if requested (pursuant to timely written notice) by the Company or the managing underwriter or underwriters in such underwritten offering, not to effect any public sale or distribution, including any sale pursuant to Rule 144 under the Securities Act, or any other sale, pledge, assignment or other transfer or disposition of any equity securities of the Company, or of any security convertible into or exchangeable or exercisable for any equity security of the Company (in each case, other than as part of such underwritten public offering), within 7 days before or 90 days (or such lesser period as the managing underwriters may permit) after the effective date of such registration, and the Company hereby also so agrees.

            (b) Amendments and Waivers. This Agreement may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent to such amendment, action or omission to act, of the Holders of a majority of the Registrable Securities then outstanding. Each Holder of any Registrable Securities at the time or thereafter outstanding shall be bound by any consent authorized by this Section 7(b), whether or not such Registrable Securities shall have been marked to indicate such consent.

            (c) Successors, Assigns and Transferees. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. Whether or not any express assignment shall have been made, the provisions of this Agreement which are for the benefit of the parties hereto other than the Company may only be assigned to, and shall also be for the benefit of and enforceable by, any subsequent Holder of any Registrable Securities, which is an affiliate of the Partnerships, subject to the provisions contained herein.

            (d) Notices. All notices and other communications provided for hereunder shall be in writing and shall be sent by first class mail, telex, telecopier or hand delivery:

              (i) if to the Company, to:

                  Quebecor Printing Inc.
                  612 St. Jacques Street
                  Montreal, Quebec H3C 4M8
                  Attention: Vice President, Legal Affairs & Secretary

                  With a copy to:
                  John A. Willett, Esq.
                  Arnold & Porter
                  399 Park Avenue
                  New York, New York 10022-4690

                  Telecopier No. 212-715-1399
                  Telephone No. 212-715-1000

             (ii) if to any of the partnerships, to:
                  APC Associates, L.P.
                  GR Associates, L.P.
                  WCP Associates, L.P.
                  KKR Partners II, L.P. and
                  KKR Associates, L.P.
                  c/o Kohlberg Kravis Roberts & Co.
                  9 West 57th Street
                  Suite 4250
                  New York, New York 10019
                  Attention:  Scott Stuart

                  Telecopier No.: (212) 750-0003
                  Telephone No.: (212) 750-8300

                  With a copy to:

                  David Sorkin, Esq.
                  Simpson Thacher & Bartlett
                  425 Lexington Avenue
                  New York, New York  10017

                  Telecopier No.: (212) 455-2502
                  Telephone No.: (212) 455-2000

            (iii) if to any other holder of Registrable Securities, to the address of such other holder as shown in the stock record book of the Company, or to such other address as any of the above shall have designated in writing to all the other above.

All such notices and communications shall be deemed to have been given or made
(1) when delivered by hand, (2) five business days after being deposited in the mail, postage prepaid, (3) when telexed, answer-back received or (4) when telecopied, receipt acknowledged.

            (e) Descriptive Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning of terms contained herein.

            (f) Severability. In the event that any one or more of the provisions, paragraphs, words, clauses, phrases or sentences contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision, paragraph, word, clause, phrase or sentence in every other respect and of the remaining provisions, paragraphs, words, clauses, phrases or sentences hereof shall not be in any way impaired, it being intended that all rights, powers and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.

            (g) Counterparts. This Agreement may be executed in two or more counterparts, and by different parties on separate counterparts, each of which shall be deemed an original, but all such counterparts shall together constitute one and the same instrument, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

            (h) Governing Law. This Agreement and the rights and duties of the parties hereunder shall be governed by, and construed in accordance with, the law of the State of New York. The parties to this Agreement hereby agree to submit to the jurisdiction of the courts of the state of New York in any action or proceeding arising out of or relating to this Agreement.

            (i) Specific Performance. The parties hereto acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. Accordingly, it is agreed that they shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof in any court of competent jurisdiction in the United States or any state thereof, in addition to any other remedy to which they may be entitled at law or equity.

            IN WITNESS WHEREOF, each of the undersigned has executed this Agreement or caused this Agreement to be executed on its behalf as of the date first written above.

                                  QUEBECOR PRINTING INC.

                                  By:  /s/ Charles G. Cavell
                                      ----------------------------------
                                     Name: Charles G. Cavell
                                     Title: President & Chief Executive Officer

                                  By:  /s/ Christian M. Paupe
                                      ----------------------------------
                                      Name: Christian M. Paupe
                                      Title: Executive Vice President


                                  KKR PARTNERS II, L.P.
                                  By:   KKR Associates,
                                        Its General Partner

                                  By:  /s/ Scott M. Stuart
                                     ----------------------------------
                                     Name: Scott M. Stuart
                                     Title: General Partner


                                  APC ASSOCIATES, L.P.

                                  By:   KKR Associates
                                        Its General Partner

                                  By:  /s/ Scott M. Stuart
                                      ----------------------------------
                                      Name: Scott M. Stuart
                                      Title: General Partner


                                  GR ASSOCIATES, L.P.

                                  By:   KKR Associates
                                        Its General Partner

                                  By:  /s/ Scott M. Stuart
                                     ----------------------------------
                                     Name: Scott M. Stuart
                                     Title: General Partner

                                          WCP ASSOCIATES, L.P.

                                          By:   KKR Associates
                                                Its General Partner

                                          By:  /s/ Scott M. Stuart
                                              ----------------------------------
                                              Name: Scott M. Stuart
                                              Title: General Partner


                                          KKR ASSOCIATES

                                          By: /s/ Scott M. Stuart
                                              ----------------------------------
                                              Name: Scott M. Stuart
                                              Title: General Partner